UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

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Item 2.01      Completion of Acquisition or Disposition of Assets

On October 31, 2016, Synthesis Energy Systems, Inc. (“SES” or the “Company”) received final government approval of the plan to restructure and transfer a significant portion of the interest in Synthesis Energy Systems (Zao Zhuang) New Gas Company Ltd. (“ZZ Joint Venture”) to Shandong Hai Hua Xuecheng Energy Co., Ltd. (“Xuecheng Energy”).

The Company and Xuecheng Energy originally entered into a Definitive Agreement in August 2016 to restructure the ZZ Joint Venture. The partners intend to evaluate a new ZZ syngas facility in the Zouwu Industrial Park in Shandong Province.

SES will retain an approximate nine percent ownership in the ZZ Joint Venture asset, and Xuecheng Energy has agreed to assume all outstanding liabilities of the ZZ Joint Venture, including payables related to the Cooperation Agreement with Xuecheng Energy signed in 2013.

During the second quarter of fiscal 2017, the Company will deconsolidate the ZZ Joint Venture and will account for the Company’s investment under the cost method.

Because the agreement results in a deconsolidation, and meets the significance tests specified in Item 2.01 of Form 8-K, the Company is filing as Exhibit 99.1 to this Form 8-K unaudited pro forma financial information for SES as of June 30, 2016 as well as for the years ended June 30, 2016 and 2015.

Item 9.01      Financial Statements and Exhibits.

(b)	Pro Forma Financial information

On November 4, 2016, SES released unaudited pro forma consolidated balance sheet of SES as of June 30, 2016 and the unaudited pro forma combined statements of operations of SES for the years ended June 30, 2016 and 2015. These statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference in this Item 9.01

(d)	Exhibits

		10.1	Cooperation Agreement among SES (Zao Zhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013).*

		99.1	Unaudited pro forma consolidated balance sheet of SES as of June 30, 2016 and the unaudited pro forma combined statements of operations of SES for the years ended June 30, 2016 and 2015.

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment accepted by the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: November 4, 2016	/s/ Scott Davis
Scott Davis
Chief Accounting Officer and Corporate Secretary

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